Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302 (518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard Executive Vice President and Chief Risk Officer (518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo is Pleased to Report Second Quarter 2021 Results;
Net Income up 28% over the Prior Year Quarter and 5.3% Average Residential Loan Growth Year over Year

Glenville, New York –June 21, 2021
TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced second quarter 2021 net income of $14.4 million or $0.748 diluted earnings per share, compared to net income of $11.3 million or $0.584 diluted earnings per share for the second quarter 2020; and net income of $28.5 million or $1.478 diluted earnings per share for the six months ended June 30, 2021, compared to net income of $24.6 million or $1.272 diluted earnings per share for the six months ended June 30, 2020.  For all periods presented, share and per share information has been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Summary
Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “The people who make up the team at Trustco Bank are second to none.  We have a deep and diverse talent pool that enables us to focus on short, medium, and long-term objectives all at the same time.  The financial results announced today demonstrate the success of these multifaceted efforts.  Working our way through and out of the COVID-19 pandemic, we were true to our “Home Town Bank” motto and helped many people in the communities we serve, while simultaneously achieving meaningful shareholder value and return.”

We not only continued without interruption our long history of paying a meaningful dividend, we also won shareholder approval of a reverse stock split that we believe will improve the company’s position in the market by making our stock attractive to a wider audience.  At the same time, we also supported food banks, renewed our commitments to distressed neighborhoods, invested in affordable housing programs, aided educational programs, and encouraged savings initiatives.  We also continued to assist consumer and commercial customers as they worked their way out of the hardships of the past year and are happy to report that virtually all Trustco Bank borrowers who received pandemic relief are making payments as agreed.

Our team is never one to rest on its successes.  Our entire management team, from those leading our branches to the heads of our internal departments, are focused on generating new business by reaching an ever-expanding consumer audience with our industry-leading residential mortgage products and developing new relationships with commercial customers who share our forward-looking and success-oriented vision.  As always, we pursue these objectives with our trademark efficiency.

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Details

Average loans were up $158.6 million or 3.8% in the second quarter 2021 over the same period in 2020.  Average residential loans, our primary lending focus, were up $193.9 million, or 5.3%, in the second quarter 2021 over the same period in 2020.  As of June 30, 2021, loans in deferral were not material.  Additionally, the Bank had funded 663 Paycheck Protection Program (“PPP”) loans totaling $46 million in 2020, and an additional 343 loans totaling $23 million in the first half of 2021.  As of June 30, 2021, 526 PPP loans totaling $32 million remain outstanding.  Average deposits were up $507.8 million or 10.8% for the second quarter 2021 over the same period a year earlier.  The increase in deposits was the result of a $701.8 million or 21.2% increase in total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, offset by a decrease in average time deposits of $194.1 million or 13.9%, for the second quarter 2021 over the same period in 2020.  Within the core deposits, checking balances were up $399.5 million or 26.6% (including interest bearing and non-interest bearing checking balances), money market balances were up $87.5 million or 13.6%, and savings balances were up $214.8 million or 18.4%.  We believe the increase in core deposits continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking.  As we move forward, the objective is to encourage customers to retain these additional funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.

The cost of interest bearing liabilities decreased to 0.17% in the second quarter 2021 from 0.64% in the second quarter 2020.  A significant portion of our CD portfolio (time deposits) repriced during the last year, which resulted in lower rates as a result of the ongoing market conditions. The net interest margin for the second quarter 2021 was 2.70%, down 11 basis points from 2.81% in the second quarter of 2020.  This was primarily due to the decrease in market rates resulting in less interest earned on our short-term funds, residential and variable rate loans.

The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $24.3 million or 4.4% in the second quarter of 2021 compared to the same period in 2020.  Return on average assets and return on average equity for the second quarter 2021 were 0.95% and 10.05%, respectively, compared to 0.82% and 8.21% for the second quarter 2020.  Improving efficiencies to reduce costs continues to remain a key area of focus.  As a result, full time equivalent employees decreased from the prior year and quarter partially due to a strategic realignment and the impact of COVID-19 on the labor market.  The Bank also purchased 20 thousand shares of stock under the announced Repurchase Plan.  Additionally, as previously announced, the reverse split of the Company’s Common Stock at a ratio of 1 for 5 was implemented on the Nasdaq Global Select Market on May 28, 2021.  All prior period share and per share information, and common stock and surplus amounts have been split adjusted.  The board of directors believes that the Reverse Stock Split will likely result in a higher per share trading price, which is intended to generate greater investor interest in TrustCo and improve the marketability of the shares to a broader range of investors. The board of directors also believes that the Reverse Stock Split will result in a number of our shares of outstanding common stock that is similar to the number of outstanding shares of common stock of comparable financial institutions.

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Asset quality and loan loss reserve measures have stayed consistent.  Nonperforming loans (NPLs) were $20.8 million at June 30, 2021, compared to $21.9 million at June 30, 2020.  NPLs were 0.48% and 0.52% of total loans at June 30, 2021 and 2020, respectively.  The coverage ratio, or allowance for loan losses to NPLs, was 240.9% at June 30, 2021, compared to 219.5% at June 30, 2020.  Nonperforming assets (NPAs) were $21.1 million at June 30, 2021, compared to $22.8 million at June 30, 2020.  The ratio of allowance for loan losses to total loans was 1.15% as of both June 30, 2021 and 2020.  The allowance for loan losses was $50.2 million at June 30, 2021, compared to $48.1 million at June 30, 2020.  There was no provision for loan losses for the second quarter 2021 consistent with improved asset quality trends and economic conditions. Provision for loan losses for the second quarter of 2020 was $2 million driven by the beginning of the uncertainty in the economic environment resulting from the COVID-19 pandemic.  The Company had previously elected to delay its adoption of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“CECL”), as provided by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) until the date on which the National Emergency concerning COVID-19 was terminated or December 31, 2020, whichever occurred first.  The December 31, 2020 adoption date under the CARES Act was extended to January 1, 2022 as a part of the COVID-19 relief legislation, which became law in December 2020, and therefore the Company intends to adopt CECL on January 1, 2022.

 Net recoveries for the second quarter 2021 were $164 thousand versus net chargeoffs in the second quarter 2020 of $11 thousand.  The annualized net (recoveries) chargeoffs ratio was (0.02)% and 0.00% for the second quarter 2021 and 2020, respectively.

At June 30, 2021 the equity to asset ratio was 9.45%, compared to 9.75% at June 30, 2020.  Book value per share at June 30, 2021 was $30.00, up 4.6% compared to $28.67 a year earlier.

TrustCo Bank Corp NY is a $6.1 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 147 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2021.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2021 results will be held at 9:00 a.m. Eastern Time on July 22, 2021.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10158543.  The call will also be audio webcast at: https://services.choruscall.com/links/trst210722.html, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2021, including our expectations regarding the effects of COVID-19 on our financial results and our ability to assist our customers in addressing the effects of COVID-19, our expectations with respect to the effect of our proposed reverse stock split of our common stock, including the impact of such split on the trading price of our common stock, our ability to retain customer products, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effect of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations; the impact of the actions taken by governmental authorities to contain COVID-19 or address the impact of COVID-19 on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; future business strategies related to the implementation of CECL; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; unanticipated effects from the Tax Cut and Jobs Act that may limit its benefits or adversely impact our business;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	6/30/2021		3/31/2021		6/30/2020
Summary of operations
Net interest income (TE)	$40,122		40,107		37,681
Provision for loan losses	-		350		2,000
Noninterest income	4,688		4,428		3,426
Noninterest expense	25,440		25,335		23,932
Net income	14,433		14,083		11,254

Per share (4)
Net income per share:
- Basic	$0.749		0.730		0.584
- Diluted	0.748		0.730		0.584
Cash dividends	0.341		0.341		0.341
Book value at period end	30.00		29.60		28.67
Market price at period end	34.38		36.85		31.65

At period end
Full time equivalent employees	769		820		806
Full service banking offices	147		148		148

Performance ratios
Return on average assets	0.95%		0.96		0.82
Return on average equity	10.05		10.01		8.21
Efficiency (1)	56.91		56.35		58.30
Net interest spread (TE)	2.66		2.74		2.69
Net interest margin (TE)	2.70		2.78		2.81
Dividend payout ratio	45.51		46.65		58.37

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.44%		9.44		9.74
Consolidated equity to assets	9.45%		9.44		9.75

Asset quality analysis at period end
Nonperforming loans to total loans	0.48		0.51		0.52
Nonperforming assets to total assets	0.34		0.36		0.40
Allowance for loan losses to total loans	1.15		1.17		1.15
Coverage ratio (3)	2.4	x	2.3	x	2.2	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
(4)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent

Page	5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six months ended
	06/30/21	06/30/20
Summary of operations
Net interest income (TE)	$80,229	76,235
Provision for loan losses	350	4,000
Net gain on securities transactions	-	1,155
Noninterest income, excluding net gain on securities transactions	9,116	7,605
Noninterest expense	50,775	48,200
Net income	28,516	24,567

Per share (2)
Net income per share:
- Basic	$1.479	1.272
- Diluted	1.478	1.272
Cash dividends	0.681	0.681
Book value at period end	30.00	28.67
Market price at period end	34.38	31.65

Performance ratios
Return on average assets	0.96	0.92
Return on average equity	10.03	9.04
Efficiency (1)	56.63	57.30
Net interest spread (TE)	2.70	2.80
Net interest margin (TE)	2.74	2.93
Dividend payout ratio	46.07	53.52

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.
(2)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent.

Page	6

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Interest and dividend income:
Interest and fees on loans	$39,808	40,217	40,906	41,330	41,665
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	97	50	27	14	106
State and political subdivisions	-	1	2	1	2
Mortgage-backed securities and collateralized mortgage obligations - residential	1,167	1,237	1,172	1,319	1,527
Corporate bonds	323	316	349	646	488
Small Business Administration - guaranteed participation securities	193	206	212	216	229
Other securities	5	6	7	5	5
Total interest and dividends on securities available for sale	1,785	1,816	1,769	2,201	2,357

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	111	123	129	138	162
Total interest on held to maturity securities	111	123	129	138	162

Federal Reserve Bank and Federal Home Loan Bank stock	65	69	70	77	192

Interest on federal funds sold and other short-term investments	286	270	246	242	193
Total interest income	42,055	42,495	43,120	43,988	44,569

Interest expense:
Interest on deposits:
Interest-bearing checking	46	52	51	55	26
Savings	162	159	156	161	166
Money market deposit accounts	236	283	447	637	862
Time deposits	1,261	1,666	3,053	4,749	5,599
Interest on short-term borrowings	228	228	232	221	235
Total interest expense	1,933	2,388	3,939	5,823	6,888

Net interest income	40,122	40,107	39,181	38,165	37,681

Less: Provision for loan losses	-	350	600	1,000	2,000
Net interest income after provision for loan losses	40,122	39,757	38,581	37,165	35,681

Noninterest income:
Trustco Financial Services income	1,999	2,035	1,527	1,784	1,368
Fees for services to customers	2,486	2,204	2,365	2,292	1,807
Other	203	189	177	265	251
Total noninterest income	4,688	4,428	4,069	4,341	3,426

Noninterest expenses:
Salaries and employee benefits	12,403	12,425	11,727	10,899	11,648
Net occupancy expense	4,328	4,586	4,551	4,277	4,385
Equipment expense	1,600	1,631	1,621	1,607	1,606
Professional services	1,614	1,432	1,644	1,311	1,182
Outsourced services	2,169	2,250	1,925	1,875	1,875
Advertising expense	549	354	527	305	601
FDIC and other insurance	777	707	657	660	609
Other real estate (income) expense, net	(60)	239	45	(115)	(32)
Other	2,060	1,711	2,133	1,855	2,058
Total noninterest expenses	25,440	25,335	24,830	22,674	23,932

Income before taxes	19,370	18,850	17,820	18,832	15,175
Income taxes	4,937	4,767	4,006	4,761	3,921

Net income	$14,433	14,083	13,814	14,071	11,254

Net income per common share (1):
- Basic	$0.749	0.730	0.716	0.730	0.584

- Diluted	0.748	0.730	0.716	0.730	0.584

Average basic shares (in thousands) (1)	19,281	19,287	19,287	19,287	19,287
Average diluted shares (in thousands) (1)	19,290	19,293	19,288	19,288	19,287

Note: Taxable equivalent net interest income	$40,122	40,107	39,182	38,166	37,681

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Page	7

CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six months ended
	06/30/21	06/30/20
Interest and dividend income:
Interest and fees on loans	$80,025	83,728
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	147	527
State and political subdivisions	1	3
Mortgage-backed securities and collateralized mortgage obligations - residential	2,404	3,640
Corporate bonds	639	726
Small Business Administration - guaranteed participation securities	399	474
Other securities	11	11
Total interest and dividends on securities available for sale	3,601	5,381

Interest on held to maturity securities:
Mortgage-backed securities-residential	234	337
Total interest on held to maturity securities	234	337

Federal Reserve Bank and Federal Home Loan Bank stock	134	274

Interest on federal funds sold and other short-term investments	556	1,460
Total interest income	84,550	91,180

Interest expense:
Interest on deposits:
Interest-bearing checking	98	42
Savings	321	399
Money market deposit accounts	519	1,958
Time deposits	2,927	11,990
Interest on short-term borrowings	456	557
Total interest expense	4,321	14,946

Net interest income	80,229	76,234

Less: Provision for loan losses	350	4,000
Net interest income after provision for loan losses	79,879	72,234

Noninterest income:
Trustco Financial Services income	4,034	2,968
Fees for services to customers	4,690	4,122
Net gain on securities transactions	-	1,155
Other	392	515
Total noninterest income	9,116	8,760

Noninterest expenses:
Salaries and employee benefits	24,828	23,021
Net occupancy expense	8,914	8,691
Equipment expense	3,231	3,408
Professional services	3,046	2,663
Outsourced services	4,419	3,950
Advertising expense	903	1,089
FDIC and other insurance	1,484	903
Other real estate expense, net	179	162
Other	3,771	4,313
Total noninterest expenses	50,775	48,200

Income before taxes	38,220	32,794
Income taxes	9,704	8,227

Net income	$28,516	24,567

Net income per common share (1):
- Basic	$1.479	1.272

- Diluted	1.478	1.272

Average basic shares (in thousands) (1)	19,284	19,316
Average diluted shares (in thousands) (1)	19,292	19,319

Note: Taxable equivalent net interest income	$80,229	76,235

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Page	8

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
ASSETS:

Cash and due from banks	$47,766	45,493	47,196	47,703	44,726
Federal funds sold and other short term investments	1,134,622	1,094,880	1,059,903	908,616	908,110
Total cash and cash equivalents	1,182,388	1,140,373	1,107,099	956,319	952,836

Securities available for sale:
U. S. government sponsored enterprises	74,579	74,465	19,968	29,996	-
States and political subdivisions	48	48	103	111	111
Mortgage-backed securities and collateralized mortgage obligations - residential	315,656	348,317	316,158	309,768	331,469
Small Business Administration - guaranteed participation securities	37,199	39,232	42,217	44,070	45,998
Corporate bonds	54,647	64,839	59,939	70,113	54,439
Other securities	686	686	686	685	685
Total securities available for sale	482,815	527,587	439,071	454,743	432,702

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	11,665	12,729	13,824	15,094	16,633
Total held to maturity securities	11,665	12,729	13,824	15,094	16,633

Federal Reserve Bank and Federal Home Loan Bank stock	5,604	5,506	5,506	5,506	5,506

Loans:
Commercial	214,164	217,021	212,492	231,663	231,212
Residential mortgage loans	3,892,351	3,807,837	3,780,167	3,724,746	3,681,898
Home equity line of credit	234,214	235,644	242,194	248,320	254,445
Installment loans	8,638	8,670	9,617	9,826	10,006
Loans, net of deferred net costs	4,349,367	4,269,172	4,244,470	4,214,555	4,177,561

Less: Allowance for loan losses	50,155	49,991	49,595	49,123	48,144
Net loans	4,299,212	4,219,181	4,194,875	4,165,432	4,129,417

Bank premises and equipment, net	33,691	34,012	34,412	34,417	34,042
Operating lease right-of-use assets	45,825	46,614	47,885	47,174	48,712
Other assets	61,378	60,455	59,124	57,244	57,155

Total assets	$6,122,578	6,046,457	5,901,796	5,735,929	5,677,003

LIABILITIES:
Deposits:
Demand	$765,193	718,343	652,756	635,345	612,960
Interest-bearing checking	1,152,901	1,141,595	1,086,558	1,024,290	1,001,592
Savings accounts	1,409,556	1,362,141	1,285,501	1,235,259	1,191,682
Money market deposit accounts	732,963	719,580	716,005	699,132	666,304
Time deposits	1,169,907	1,231,263	1,296,373	1,305,024	1,392,769
Total deposits	5,230,520	5,172,922	5,037,193	4,899,050	4,865,307

Short-term borrowings	237,791	229,950	214,755	193,455	177,278
Operating lease liabilities	50,586	51,449	52,784	52,125	53,710
Accrued expenses and other liabilities	25,088	21,105	28,903	30,771	27,287

Total liabilities	5,543,985	5,475,426	5,333,635	5,175,401	5,123,582

SHAREHOLDERS' EQUITY:
Capital stock (1)	20,041	20,044	20,041	20,041	20,041
Surplus (1)	256,536	256,674	256,606	256,605	256,601
Undivided profits	329,350	321,486	313,974	306,741	299,239
Accumulated other comprehensive income, net of tax	7,840	7,268	11,936	11,537	11,936
Treasury stock at cost	(35,174)	(34,441)	(34,396)	(34,396)	(34,396)

Total shareholders' equity	578,593	571,031	568,161	560,528	553,421

Total liabilities and shareholders' equity	$6,122,578	6,046,457	5,901,796	5,735,929	5,677,003

Outstanding shares (in thousands) (1)	19,265	19,288	19,287	19,287	19,287

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Page	9

NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)
6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$150	125	452	491	571
Real estate mortgage - 1 to 4 family	18,466	19,826	19,379	19,977	20,215
Installment	43	32	43	49	6
Total non-accrual loans	18,659	19,983	19,874	20,517	20,792
Other nonperforming real estate mortgages - 1 to 4 family	20	22	23	25	26
Total nonperforming loans	18,679	20,005	19,897	20,542	20,818
Other real estate owned	251	420	541	423	830
Total nonperforming assets	$18,930	20,425	20,438	20,965	21,648

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,142	1,626	1,187	1,254	1,111
Installment	-	-	-	-	-
Total non-accrual loans	2,142	1,626	1,187	1,254	1,111
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,142	1,626	1,187	1,254	1,111
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,142	1,626	1,187	1,254	1,111

Total
Loans in nonaccrual status:
Commercial	$150	125	452	491	571
Real estate mortgage - 1 to 4 family	20,608	21,452	20,566	21,231	21,326
Installment	43	32	43	49	6
Total non-accrual loans	20,801	21,609	21,061	21,771	21,903
Other nonperforming real estate mortgages - 1 to 4 family	20	22	23	25	26
Total nonperforming loans	20,821	21,631	21,084	21,796	21,929
Other real estate owned	251	420	541	423	830
Total nonperforming assets	$21,072	22,051	21,625	22,219	22,759

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$-	(32)	32	(1)	(6)
Real estate mortgage - 1 to 4 family	(136)	(2)	(27)	4	(27)
Installment	(27)	(14)	109	18	44
Total net (recoveries) chargeoffs	$(163)	(48)	114	21	11

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	(1)	-	(1)	-	-
Installment	-	2	15	-	-
Total net (recoveries) chargeoffs	$(1)	2	14	-	-

Total
Commercial	$-	(32)	32	(1)	(6)
Real estate mortgage - 1 to 4 family	(137)	(2)	(28)	4	(27)
Installment	(27)	(12)	124	18	44
Total net (recoveries) chargeoffs	$(164)	(46)	128	21	11

Asset Quality Ratios

Total nonperforming loans (1)	$20,821	21,631	21,084	21,796	21,929
Total nonperforming assets (1)	21,072	22,051	21,625	22,219	22,759
Total net (recoveries) chargeoffs (2)	(164)	(46)	128	21	11

Allowance for loan losses (1)	50,155	49,991	49,595	49,123	48,144

Nonperforming loans to total loans	0.48%	0.51%	0.50%	0.52%	0.52%
Nonperforming assets to total assets	0.34%	0.36%	0.37%	0.39%	0.40%
Allowance for loan losses to total loans	1.15%	1.17%	1.17%	1.17%	1.15%
Coverage ratio (1)	240.9%	231.1%	235.2%	225.4%	219.5%
Annualized net (recoveries) chargeoffs to average loans (2)	-0.02%	0.00%	0.01%	0.00%	0.00%
Allowance for loan losses to annualized net (recoveries) chargeoffs (2)	N/A	N/A	96.9	x	584.8	x	1094.2	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)  At period-end
(2)  For the period ended

Page	10

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)

(Unaudited)	Three months ended			Three months ended
	June 30, 2021			June 30, 2020
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$74,971	97	0.52%	$23,291	106	1.83%
Mortgage backed securities and collateralized mortgage
obligations - residential	327,332	1,167	1.43	333,122	1,527	1.83
State and political subdivisions	48	-	-	110	2	7.90
Corporate bonds	57,021	323	2.27	51,494	488	3.79
Small Business Administration - guaranteed participation securities	36,839	193	2.09	45,260	229	2.03
Other	686	5	2.92	685	5	2.92

Total securities available for sale	496,897	1,785	1.44	453,962	2,357	2.08

Federal funds sold and other short-term Investments	1,126,298	286	0.10	727,006	193	0.11

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	12,179	111	3.67	17,199	162	3.75

Total held to maturity securities	12,179	111	3.67	17,199	162	3.75

Federal Reserve Bank and Federal Home Loan Bank stock	5,598	65	4.64	9,332	192	8.23

Commercial loans	214,912	2,608	4.85	223,002	2,610	4.68
Residential mortgage loans	3,847,274	34,836	3.62	3,653,342	36,365	3.98
Home equity lines of credit	234,476	2,211	3.78	260,029	2,515	3.89
Installment loans	8,349	153	7.34	10,044	175	7.02

Loans, net of unearned income	4,305,011	39,808	3.70	4,146,417	41,665	4.02

Total interest earning assets	5,945,983	42,055	2.83	5,353,916	44,569	3.33

Allowance for loan losses	(50,196)			(46,832)
Cash & non-interest earning assets	197,561			195,815

Total assets	$6,093,348			$5,502,899

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,149,296	46	0.02%	$953,299	26	0.01%
Money market accounts	729,136	236	0.13	641,593	862	0.54
Savings	1,382,604	162	0.05	1,167,844	166	0.06
Time deposits	1,198,064	1,261	0.42	1,392,136	5,599	1.62

Total interest bearing deposits	4,459,100	1,705	0.15	4,154,872	6,653	0.64
Short-term borrowings	233,426	228	0.39	172,834	235	0.55

Total interest bearing liabilities	4,692,526	1,933	0.17	4,327,706	6,888	0.64

Demand deposits	751,719			548,178
Other liabilities	73,368			75,603
Shareholders' equity	575,735			551,412

Total liabilities and shareholders' equity	$6,093,348			$5,502,899

Net interest income, tax equivalent		40,122			37,681

Net interest spread			2.66%			2.69%

Net interest margin (net interest income to total interest earning assets)			2.70%			2.81%

Tax equivalent adjustment		-			-

Net interest income		40,122			37,681

Page	11

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)	Six months ended			Six months ended
	June 30, 2021			June 30, 2020
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$63,374	147	0.46%	$57,830	527	1.82%
Mortgage backed securities and collateralized mortgage obligations - residential	327,472	2,404	1.47	352,445	3,640	2.07
State and political subdivisions	49	1	6.60	112	4	7.74
Corporate bonds	60,160	639	2.12	39,913	726	3.64
Small Business Administration - guaranteed participation securities	38,203	399	2.09	46,339	474	2.05
Other	687	11	3.20	685	11	3.21

Total securities available for sale	489,945	3,601	1.47	497,324	5,382	2.16

Federal funds sold and other short-term Investments	1,078,201	556	0.10	569,541	1,460	0.52

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	12,723	234	3.68	17,671	337	3.81

Total held to maturity securities	12,723	234	3.68	17,671	337	3.81

Federal Reserve Bank and Federal Home Loan Bank stock	5,552	134	4.83	9,258	274	5.92

Commercial loans	213,853	5,554	5.19	210,524	5,152	4.89
Residential mortgage loans	3,818,426	69,687	3.65	3,627,535	72,826	4.02
Home equity lines of credit	236,417	4,471	3.81	262,745	5,383	4.12
Installment loans	8,573	313	7.37	10,380	367	7.11

Loans, net of unearned income	4,277,269	80,025	3.75	4,111,184	83,728	4.08

Total interest earning assets	5,863,690	84,550	2.89	5,204,978	91,181	3.51

Allowance for loan losses	(50,071)			(45,676)
Cash & non-interest earning assets	197,682			194,718

Total assets	$6,011,301			$5,354,020

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,117,113	98	0.02%	$912,226	42	0.01%
Money market accounts	727,363	519	0.14	627,897	1,958	0.63
Savings	1,349,013	321	0.05	1,142,201	399	0.07
Time deposits	1,229,838	2,927	0.48	1,381,025	11,990	1.75

Total interest bearing deposits	4,423,327	3,865	0.18	4,063,349	14,389	0.71
Short-term borrowings	228,643	456	0.40	163,251	557	0.69

Total interest bearing liabilities	4,651,970	4,321	0.19	4,226,600	14,946	0.71

Demand deposits	712,790			503,327
Other liabilities	73,276			77,303
Shareholders' equity	573,265			546,790

Total liabilities and shareholders' equity	$6,011,301			$5,354,020

Net interest income, tax equivalent		80,229			76,235

Net interest spread			2.70%			2.80%

Net interest margin (net interest income to total interest earning assets)			2.74%			2.93%

Tax equivalent adjustment		-			(1)

Net interest income		80,229			76,234

Page	12

Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	6/30/2021	3/31/2021	6/30/2020

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,122,578	6,046,457	5,677,003
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	6,122,025	6,045,904	5,676,450

Equity (GAAP)	578,593	571,031	553,421
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	578,040	570,478	552,868
Tangible Equity to Tangible Assets (Non-GAAP)	9.44%	9.44%	9.74%
Equity to Assets (GAAP)	9.45%	9.44%	9.75%

	Three months ended			Six months ended
Efficiency Ratio	6/30/2021	3/31/2021	6/30/2020	6/30/2021	6/30/2020

Net interest income (fully taxable equivalent) (Non-GAAP)	$40,122	40,107	37,681	$80,229	76,235
Non-interest income (GAAP)	4,688	4,428	3,426	9,116	8,760
Less: Net gain on securities	-	-	-	-	1,155
Revenue used for efficiency ratio (Non-GAAP)	44,810	44,535	41,107	89,345	83,840

Total noninterest expense (GAAP)	25,440	25,335	23,932	50,775	48,200
Less: Other real estate (income) expense, net	(60)	239	(32)	179	162
Expense used for efficiency ratio (Non-GAAP)	25,500	25,096	23,964	50,596	48,038

Efficiency Ratio	56.91%	56.35%	58.30%	56.63%	57.30%

Page	13